SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 23, 2001
                                                   --------------------

                                    VOLT INC.
             (Exact name of registrant as specified in its Charter)

Nevada                             000-28555                      86-0960464
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(State or other                   (Commission File               (IRS Employer
jurisdiction of Incorporation)       Number)              Identification Number)


5009 Indian Gluch Road, Catheys Valley, California               77477
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         (Address of principal executive offices)               (Zip Code)

                         Registrant's telephone number,
                      including area code: (209) 374-3485
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              (Former name or address if changed since last report)



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ITEM  1.

CHANGE  IN  CONTROL OF REGISTRANT

         Not Applicable

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable

ITEM 4. CHANGES IN REGISTRANT'S CERTIFIED PUBLIC ACCOUNTANTS

         Not Applicable

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Effective April 23, 2001, the Registrant effected a 1 for 100 reverse stock split for its common stock, $.001 par value per share.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Index to Exhibits

Exhibit Number             Description of Document

 NONE

ITEM 8. CHANGE IN FISCAL YEAR.

        Not Applicable

ITEM 9. REGULATION FD DISCLOSURE

        Not Applicable

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   VOLT INC.
                                                   (Registrant)

Date: April 23, 2001                               By:  /s/ Denis C. Tseklenis
                                                       -----------------------
                                                  Denis C. Tseklenis , President
                                                  And Chief Executive Officer